UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K/A


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)
October 27, 2004   (October 19, 2004)
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                         WELLSFORD REAL PROPERTIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

       1-12917                                           13-3926898
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(Commission File Number)                      (IRS Employer Identification No.)


535 Madison Avenue, New York, New York                     10022
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(Address of Principal Executive Offices)                (Zip Code)

                                 (212) 838-3400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     Wellsford Real Properties, Inc. issued a Form 8-K on October 22, 2004, announcing the entering into of a Third Amended and Restated Employment Agreement with David M. Strong, the Company's Senior Vice President of Development. This amended Form 8-K is being filed solely to add the following language to the end of the Form 8-K, "This Form 8-K, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the risk that certain terms included in Mr. Strong's Employment Agreement could be interpreted as expectations of a project's profitability. Therefore, actual results could differ materially from those projected in such statements."

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WELLSFORD REAL PROPERTIES, INC


Date:  October 27, 2004                       By:/s/ James J. Burns
                                                 ----------------------------
                                                 Name: James J. Burns
                                                 Title: Chief Financial Officer